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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                          Reported): November 5, 1999

                  BEAR STEARNS ASSET BACKED SECURITIES, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

          Delaware                  333-83541                  13-3836437
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(State or Other Jurisdiction       (Commission              (I.R.S. Employer
     of Incorporation)              File Number)           Identification No.)

  245 Park Avenue
 New York, New York                                              10167
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(Address of Principal                                          (Zip Code)
  Executive Offices)

Registrant's telephone number, including area code (212) 272-4095

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Item 5.  Other Events.

Filing of Computational Materials

         In connection with the proposed offering of the GMACM Home Equity Loan Trust 1999-2 Home Equity Loan-Backed Term Notes, Series 1999-2 (the "Term Notes"), Bear, Stearns & Co. Inc., as representative of the underwriters (the "Representative"), has prepared certain materials (the "Series Term Sheet" including the "Computational Materials") for distribution to potential investors. Although Bear Stearns Asset Backed Securities, Inc. (the "Company") provided the Representative with certain information regarding the characteristics of the mortgage loans (the "Home Equity Loans") in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

         For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to the Notes, any of the following: yield; average life; duration, expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Series Term Sheet including Computational Materials listed as Exhibit 99.1 hereto is filed on Form SE dated November 5, 1999.


Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1 Series Term Sheet including Computational Materials, filed on Form SE dated November 5, 1999.


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BEAR STEARNS ASSET BACKED
                                           SECURITIES, INC.

                                         By: /s/ Jonathan Lieberman
                                            ---------------------------
                                                 Jonathan Lieberman
                                                 Authorized Signatory

Dated:  November 5, 1999



                                 Exhibit Index

Exhibit

99.1 Series Term Sheet including Computational Materials, filed on Form SE dated November 5, 1999


                                 Exhibit 99.1


                               BROWN & WOOD LLP
                            One World Trade Center
                           New York, New York 10048
                           Telephone: (212) 839-5300
                           Facsimile: (212) 839-5599

                               November 5, 1999

VIA EDGAR

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

                  Re: Bear Stearns Asset Backed Securities, Inc. GMACM Home Equity Loan Trust 1999-2
                           Loan-Backed Term Notes, Series 1999-2

Ladies and Gentlemen:

         On behalf of Bear Stearns Asset Backed Securities, Inc. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K, for the Series Term Sheet including Computational Materials in connection with the above-referenced transaction.

                               Very truly yours,

                              /s/ David Harrison

                                  David Harrison

Enclosure